SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 26, 2007


                      THE EMPIRE DISTRICT ELECTRIC COMPANY
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               (Exact name of registrant as specified in charter)

                                     Kansas
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                 (State or other jurisdiction of incorporation)

            1-3368                                     44-0236370
   ------------------------              ------------------------------------
   (Commission File Number)              (IRS Employer Identification Number)


   602 Joplin Street, Joplin, Missouri                    64801
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:     (417) 625-5100
                                                   -----------------------------


                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION


Item 2.02 Results of Operations and Financial Condition.
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          On July 26, 2007, The Empire District Electric Company (the "Company")
          issued a press release announcing the Company's earnings for the second quarter of 2007 and for the twelve month period ended June 30, 2007. Furnished herewith as Exhibit 99.1 is a copy of the press release, which is incorporated by reference herein.

          The information in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

          (c)  Exhibits. The following exhibit is furnished herewith:

          Exhibit No.      Description
          -----------      -----------------------------------------------------

          99.1             Press Release, dated July 26, 2007.


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


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE EMPIRE DISTRICT ELECTRIC COMPANY



                                       By  /s/ Gregory A. Knapp
                                           -------------------------------------
                                           Name:  Gregory A. Knapp
                                           Title: Vice President  -  Finance and
                                                  Chief Financial Officer

Dated: July 26, 2007

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


                                  Exhibit Index
                                  -------------

    Exhibit
    Number              Description
    ------              -----------

     99.1               Press Release, dated July 26, 2007.

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